UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 25, 2003



                            Nittany Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                    0-32623                23-2925762
----------------------------     ------------------------    -------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania             16801
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:         (814) 234-7320
                                                            --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5. Other Events
------- ------------

         On April 25, 2003, the Registrant announced that it is filing with the Securities and Exchange Commission today a Registration Statement to sell up to 149,500 additional shares of Common Stock.

         For further details, reference is made to the Press Release dated April 25, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------- ------------------------------------------------------------------

Exhibit 99 -- Press Release dated April 25, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     NITTANY FINANCIAL CORP.



Date: April 25, 2003             By: /s/Gary M. Bradley
                                     -------------------------------------------
                                     Gary M. Bradley
                                     Vice President and Chief Accounting Officer
                                     (Duly Authorized Officer)